UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4520

Waddell & Reed Advisors Global Bond Fund, Inc.

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
SEPTEMBER 30, 2005

Waddell & Reed Advisors Global Bond Fund

CONTENTS
3	President's Letter
5	Managers' Discussion
10	Illustration of Fund Expenses
12	Portfolio Highlights
14	Investments
26	Statement of Assets and Liabilities
27	Statement of Operations
28	Statement of Changes in Net Assets
29	Financial Highlights
33	Notes to Financial Statements
40	Report of Independent Registered Public Accounting Firm
41	Income Tax Information
43	Directors and Officers
48	Renewal of Investment Management Agreement
51	Annual Privacy Notice
53	Proxy Voting Information
54	Quarterly Portfolio Schedule Information
54	Householding Notice
54	IRA Disclosure

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Global Bond Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current Waddell & Reed Advisors Global Bond Fund, Inc. prospectus and current Fund performance information.

President's Letter
September 30, 2005

Dear Shareholder,

Enclosed is our report on your Fund's operations for the 12 months ended September 30, 2005. The 12-month period brought quite positive results for most investors, despite challenges from a variety of directions in the latter half of the period. Stocks ended the fiscal year higher, as the S&P 500 returned 12.25 percent, and the Dow Jones Industrial Average rose 7.22 percent. Bonds also rose slightly, with the Citigroup Broad Investment Grade Index returning 2.93 percent over the last 12 months.

The first half of the 12-month period brought strong economic growth, solid corporate earnings and a generally positive environment for investors. The last six months brought a few challenges, although the financial markets have remained fairly resilient. Between April and September, we weathered increasing energy prices, rising interest rates, budding inflationary pressures and, most dramatically, the fallout from two major hurricanes that tragically struck this country's Gulf Coast. Hurricane Katrina silenced an entire major American city, along with the largest port facility in the country, which is the fifth largest port in the world. Compounded by Hurricane Rita several weeks later, it brought devastating circumstances across four states and an economic impact that is still being evaluated.

Despite the setbacks, the U.S. economy has remained relatively solid. As we look toward 2006, it does appear that economic growth will slow somewhat in the U.S., in our opinion, due to higher interest rates and higher energy prices.

The Federal Reserve apparently believes the economy is sound enough that it has continued its campaign of steadily raising short-term interest rates. Most recently, the Fed enacted another quarter-point increase in late September, bringing interest rates to 3.75 percent. The Fed stated that it still believes monetary conditions remain "accommodative," indicating apparently that they intend to continue raising rates somewhat further.

The other major development during the period was the rapid rise of oil prices. Crude oil hovered just above $40 per barrel in late 2004. By the end of September 2005, the price surpassed $65 per barrel. The world is facing constraints in supply such as we have never seen before. Many are forecasting that prices may ease some toward year-end, but we believe that, longer term, higher prices are here to stay. As investors, we must remain aware of that reality, its impact on the world economies, and any opportunities that it may create.

Regardless of the short-term challenges brought on by economic or geopolitical events, a longer-term perspective is often more instructive for investors. That is why we believe it is important to develop and maintain a long-term financial plan for your personal situation. Through appropriate diversification among four or five or so different asset classes, you can potentially provide more balance to your investment portfolio over time.

Your financial advisor can help you with these strategies and work with you to develop and maintain a customized plan based on your individual situation. We believe that focusing on that plan, despite the swings of the market, is important as you work toward a sound financial future.

Thank you for your partnership and your continued commitment to your investment program.

Respectfully,
Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of the Fund and are current only through the end of the period of the report, as stated on the cover. The President's views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

Managers' Discussion of Global Bond Fund
September 30, 2005

An interview with Daniel J. Vrabac and Mark G. Beischel, CFA, portfolio managers of Waddell & Reed Advisors Global Bond Fund, Inc.

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended September 30, 2005.

How did the Fund perform during the last fiscal year?

The Fund did well, as Class A shares increased 5.69 percent over the fiscal year (before the impact of any sales charges). In comparison, the Lehman Brothers U.S. Dollar-Denominated Universal Index (reflecting the performance of securities generally representing the global bond sector of the market) increased 3.38 percent for the fiscal year, while the Lipper Global Income Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives) increased 4.78 percent over the same period. Please note that the Fund returns include applicable fees and expenses, whereas the index returns do not include any such fees.

What factors impacted Fund performance during the fiscal year?

The Fund benefited primarily from the relative strength of the U.S. dollar. During the last year, the dollar strengthened in comparison with the euro, British pound and Japanese yen, as the Federal Reserve raised short-term interest rates in the United States by 200 basis points. The consensus view was that interest rate differentials were driving international currency markets, and the U.S. dollar was a direct benefactor of that trend. The Fund's underweighting in these major currencies, we feel, contributed to performance. Our maximum foreign currency exposure is 35 percent, whereas many peer funds may have much larger foreign currency exposure. This weighting difference reflects our long-term strategy, centered on being a global-credit-oriented Fund, and investing primarily in U.S. dollar investments. We also do not, however, depend upon changes in currency values as a means toward total return.

What other market conditions or events influenced the Fund's performance during the fiscal year?

Crosscurrents of inflation and slowing economic growth in the United States have kept the domestic bond market's outlook murky. Those factors, along with the damaging effects of hurricanes Katrina and Rita, have generally kept investors guessing with regard to the Federal Reserve's commitment to tighter monetary policy. While these developments have increased the uncertainty about near-term economic performance, the Fed has stated that it believes that monetary accommodation, coupled with robust underlying growth in productivity, could provide ongoing support for long-term economic growth.

On the international front, the Bank of Japan has kept its interest rates at almost zero since 2001, and the European Central Bank's rate has been 2 percent since June 2003. China's economy continues to grow at an elevated level, and we continue to see a healthy demand for commodities and basic materials. China has moved to a more flexible exchange rate by targeting the renminbi to a basket of currencies. We continue to believe that commodity-exporting economies such as Brazil, Chile, Russia, Australia and Canada are a good way to play off of the China investment thesis for the foreseeable future.

What strategies and techniques did you employ that specifically affected the Fund's performance?

We continue to remain defensive and have structured the portfolio under the thesis that interest rates are gradually heading higher in the U.S. and in many other countries. Inflation is rising in China and other Asian economies, and we feel that there is a strong possibility that it is only a matter of time before it spills into the U.S. and the global economy. Therefore, we intend to limit our duration risk and we likely will continue to add securities to the portfolio that we feel will maintain their value in a rising interest rate environment. Over the course of the year, we continued to invest heavily in short-maturity corporate bonds. We placed a portion of the portfolio into higher-dividend-paying stocks that we felt could benefit from what we see as an increasing demand for infrastructure expenditure in both developing and emerging markets. We intend to continue to seek value through our extensive credit research, buying those companies we believe are dominant in their industry and/or country, have a quality balance sheet, and have strong cash flows from operations.

What is your outlook for the next 12 months?

Our feeling currently is that the approximate 20-year bull market in interest rates has ended, and we thus are likely to continue to see U.S. interest rates gradually increasing. The Federal Reserve has stated its intention to keep raising interest rates in an effort to reduce inflation risks in the markets. We believe China's growth likely will continue to be strong, while the recent change in its currency valuation policy is the first step toward a more flexible currency regime. We believe that the euro could potentially continue to weaken, versus other major currencies, and the huge net negative international financial position in the U.S. could, over time, cause a declining dollar (primarily against Asia) and further facilitate increasing U.S. interest rates.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. Fixed-income securities are subject to interest-rate risk and, as such, the net asset value of the Fund may fall as interest rates rise. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Comparison of Change in Value of
$10,000 Investment

Waddell & Reed Advisors Global Bond Fund, Inc., Class A Shares (1)(2)	$16,707
Lehman Brothers U.S. Dollar-Denominated Universal Index	$19,183
Lipper Global Income Funds Universe Average	$18,642

W&R ADVISORS GLOBAL BOND FUND CLASS A SHARES ANNUAL REPORT INDEX COMPARISONS YEAR ENDED SEPTEMBER 30, 2005				FOR USE WITH THE W&R ADVISORS A-RATED
				A-RATED
				HIGH INCOME II UNTIL 9/18/00.

		W&R ADVISORS GLOBAL BOND FUND CLASS A SHARES	LEHMAN BROTHERS U.S. DOLLAR- DENOMINATED UNIVERSAL INDEX	LIPPER GLOBAL INCOME FUNDS UNIVERSE AVG.

SEPT	1995	9,425	10,000	10,000
SEPT	1996	10,547	10,573	11,092
SEPT	1997	12,256	11,660	12,083
SEPT	1998	12,406	12,732	12,584
SEPT	1999	12,736	12,806	12,689
SEPT	2000	12,762	13,739	12,767
SEPT	2001	13,287	15,368	13,640
SEPT	2002	13,292	16,585	14,611
SEPT	2003	15,071	17,770	16,794
SEPT	2004	15,808	18,556	17,791
SEPT	2005	16,707	19,183	18,642

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)Effective as of 9-18-00, the name of the Fund was changed to Waddell & Reed Advisors Global Bond Fund, Inc. and its investment strategies and policies were changed to focus on investments in U.S. dollar denominated debt securities of foreign and U.S. issuers, with less emphasis on investments in junk bonds.

(2)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Comparative performance of Waddell & Reed Advisors Global Bond Fund, Inc., Class A Shares following change in strategy.
Waddell & Reed Advisors Global Bond Fund, Inc., Class A Shares (2)(3)	$12,338
Lehman Brothers U.S. Dollar-Denominated Universal Index (3)	$13,963
Lipper Global Income Funds Universe Average (3)	$14,602

W&R ADVISORS GLOBAL BOND FUND CLASS A SHARES ANNUAL REPORT INDEX COMPARISONS YEAR ENDED SEPTEMBER 30, 2005				FOR USE WITH THE W&R ADVISORS GLOBAL BOND GRAPH FROM INCEPTION OF THE NEW OBJECTIVE (9/18/00).

		W&R ADVISORS GLOBAL BOND FUND CLASS A SHARES	LEHMAN BROTHERS U.S. DOLLAR- DENOMINATED UNIVERSAL INDEX	LIPPER GLOBAL INCOME FUNDS UNIVERSE AVG.

SEPT	2000	9,425	10,000	10,000
SEPT	2001	9,812	11,186	10,684
SEPT	2002	9,816	12,072	11,444
SEPT	2003	11,130	12,934	13,154
SEPT	2004	11,674	13,506	13,936
SEPT	2005	12,338	13,963	14,602

	NOTE:	Secondary graph for comparison of objective from date change on 9/18/00. (Similar to W&R International Growth).

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

(2)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

(3)Because the Fund's new investment strategy became effective on a date other than at the end of a month, and partial month calculations of the performance of both the indexes are not available, the investments were effected as of September 30, 2000.
Average Annual Total Return (4)
	Class A	Class B	Class C	Class Y

1-year period ended 9-30-05	-0.39%	0.67%	4.70%	6.10%
5-year period ended 9-30-05	4.29%	4.33%	4.50%	5.92%
10-year period ended 9-30-05	5.27%	-	-	-
Since inception of Class (5) through 9-30-05	-	3.46%	3.58%	5.75%

(4)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(5)10-6-99 for Class B shares and Class C shares and 2-27-96 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Performance data quoted represents periods prior to changes in the Fund's name, strategies and policies (effective September 18, 2000). Prior to September 18, 2000, the Fund sought to achieve its goals by investing primarily in junk bonds, with minimal investment in foreign securities. Accordingly, the performance information above for periods prior to that date reflects the operation of the Fund under its former investment strategies and related policies.

Fixed income securities are subject to interest rate risk and, as such, the net asset value of the Fund may fall as interest rates rise.

Illustration of Fund Expenses
GLOBAL BOND FUND

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended September 30, 2005.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Simple IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $15 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses
For the Six Months Ended September 30, 2005	Beginning Account Value 3-31-05	Ending Account Value 9-30-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,034.90	1.27%	$6.50
Class B	1,000	1,029.80	2.27	11.53
Class C	1,000	1,030.10	2.20	11.21
Class Y	1,000	1,037.20	0.89	4.52
Based on 5% Return (2)
Class A	$1,000	$1,018.68	1.27%	$6.45
Class B	1,000	1,013.71	2.27	11.44
Class C	1,000	1,014.03	2.20	11.12
Class Y	1,000	1,020.63	0.89	4.49

*Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 183 days in the six-month period ended September 30, 2005, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the fourth column.

(2)This section uses a hypothetical 5% return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustration is based on ongoing costs only and does not include any transactional costs, such as sales loads, redemption fees or exchange fees.

SHAREHOLDER SUMMARY OF GLOBAL BOND FUND Portfolio Highlights

On September 30, 2005, Waddell & Reed Advisors Global Bond Fund, Inc. had net assets totaling $258,513,329 invested in a diversified portfolio of:

64.64%	Corporate Debt Securities
16.87%	Other Government Securities
8.45%	Common Stocks
6.54%	United States Government and Government Agency Obligations
3.50%	Cash and Cash Equivalents and Unrealized Gain on Open Forward Currency Contracts

As a shareholder of the Fund, for every $100 you had invested on September 30, 2005, your Fund owned:

Other Government Securities	$16.87
Financial Services Bonds	$14.84
Utilities Bonds	$11.14
Consumer Nondurables Bonds	$9.47
Common Stocks	$8.45
United States Government and Government Agency Obligations	$6.54
Energy Bonds	$6.02
Raw Materials Bonds	$5.25
Multi-Industry Bonds	$5.23
Transportation Bonds	$3.90
Cash and Cash Equivalents and Unrealized Gain on Open Forward Currency Contracts	$3.50
Miscellaneous Bonds	$3.13
Consumer Services Bonds	$3.07
Shelter Bonds	$2.59

On September 30, 2005, the breakdown of bonds (by ratings) held by the Fund was as follows:

AAA	13.14%
AA	6.24%
A	16.10%
BBB	27.93%
BB	16.31%
B	5.51%
Non-rated	2.82%
Cash and Cash Equivalents, Equities and Unrealized Gain on Open Forward Currency Contracts	11.95%

On September 30, 2005, the breakdown by geographic region was as follows:

United States	$37.43
Europe	$16.98
South America	$16.78
Pacific Basin	$14.21
Mexico	$4.47
Cash and Cash Equivalents and Unrealized Gain on Open Forward Currency Contracts	$3.50
Canada	$3.25
Other	$2.41
Supranational	$0.57
Africa	$0.40

The Investments of Global Bond Fund
September 30, 2005
COMMON STOCKS	Shares	Value

Business Equipment and Services - 0.55%
Pacific Basin Shipping Limited (A)	2,890,000	$1,424,994

Construction Materials - 1.78%
Cemex, S.A. de C.V., ADR	87,872	4,595,706

Finance Companies - 0.67%
Rio Tinto plc (A)	42,100	1,721,156

Forest and Paper Products - 0.75%
Aracruz Celulose S.A., ADR	48,000	1,947,840

Mining - 1.24%
BHP Billiton Plc (A)	90,000	1,527,106
Southern Peru Copper Corporation	30,000	1,678,800
		3,205,906
Multiple Industry - 2.41%
Companhia Vale do Rio Doce, ADR	126,000	5,526,360
Royal Dutch Petroleum Company, New York Shares	10,600	695,784
		6,222,144
Petroleum - International - 1.05%
BP p.l.c., ADR	10,600	751,010
Exxon Mobil Corporation	31,000	1,969,740
		2,720,750

TOTAL COMMON STOCKS - 8.45%		$21,838,496

(Cost: $11,488,536)

CORPORATE DEBT SECURITIES	Principal Amount in Thousands

Air Transportation - 1.13%
FedEx Corporation,
2.65%, 4-1-07	$3,000	2,915,472

Aircraft - 0.39%
Raytheon Company,
5.375%, 4-1-13	1,000	1,021,918

Banks - 4.99%
Banco Centroamericano de Integracion Economica,
4.875%, 1-15-12 (B)	1,000	971,554
Banco Santiago SA,
7.0%, 7-18-07	4,555	4,707,169
Corporacion Andina de Fomento,
5.2%, 5-21-13	500	501,591
ICICI Bank Limited,
4.75%, 10-22-08	2,660	2,619,730
Norilsk Nickel Finance Luxembourg S.A.,
7.125%, 9-30-09	1,000	1,030,300
Norwest Corporation,
6.55%, 12-1-06	2,000	2,044,028
Unibanco - Uniao de Bancos Brasileiros S.A.,
7.375%, 12-15-13	1,000	1,037,500
		12,911,872
Beverages - 3.79%
Bavaria S.A.,
8.875%, 11-1-10 (B)	500	551,500
Central European Distribution Corporation,
8.0%, 7-25-12 (B)(C)	EUR1,700	2,186,438
Coca-Cola Bottling Co.,
6.85%, 11-1-07	$2,000	2,079,932
Coca-Cola HBC Finance B.V.,
5.125%, 9-17-13	500	504,756
Companhia Brasileira de Bebidas,
10.5%, 12-15-11	2,000	2,495,000
Miller Brewing Company,
4.25%, 8-15-08 (B)	2,000	1,971,602
		9,789,228
Broadcasting - 2.29%
British Sky Broadcasting Group plc,
7.3%, 10-15-06	4,000	4,104,132
Echostar DBS Corporation,
5.75%, 10-1-08	500	493,125
Univision Communications Inc.,
2.875%, 10-15-06	1,350	1,323,296
		5,920,553
Business Equipment and Services - 0.74%
Quebecor World Capital Corporation,
4.875%, 11-15-08	2,000	1,916,186

Capital Equipment - 0.58%
Hyundai Motor Company,
5.3%, 12-19-08 (B)	1,500	1,502,720

Chemicals - Petroleum and Inorganic - 0.56%
Braskem S.A.,
12.5%, 11-5-08 (B)	750	886,875
Monsanto Company,
7.375%, 8-15-12	500	569,613
		1,456,488
Coal - 0.40%
Peabody Energy Corporation,
6.875%, 3-15-13	1,000	1,045,000

Construction Materials - 1.42%
Celulosa Arauco y Constitucion S.A.,
8.625%, 8-15-10	1,000	1,136,440
Interface, Inc.,
7.3%, 4-1-08	1,500	1,500,000
Vodohospodarska vystavba, statny podnik,
7.25%, 12-19-06	1,000	1,027,300
		3,663,740
Containers - 0.90%
Packaging Corporation of America,
4.375%, 8-1-08	2,400	2,336,870

Finance Companies - 8.50%
ALROSA Finance S.A.,
8.125%, 5-6-08	1,000	1,069,500
American Honda Finance Corporation,
4.00375%, 9-11-06 (B)	2,000	2,003,692
Arcel Finance Limited:
6.361%, 5-1-12	1,000	988,080
6.361%, 5-1-12 (B)	1,000	988,080
BP Capital Markets p.l.c.,
2.625%, 3-15-07	2,000	1,952,336
CSN Islands VII Corp.,
10.75%, 9-12-08 (B)	2,500	2,818,750
Caterpillar Financial Services Corporation,
3.67%, 10- 4-07	1,000	977,529
General Motors Acceptance Corporation:
6.75%, 1-15-06	2,000	2,010,456
4.67688%, 5-18-06	500	497,349
Rio Tinto Finance (USA) Limited,
2.625%, 9-30-08	2,000	1,884,076
Russian Standard Bank,
7.5%, 10-7-10 (B)	1,000	1,000,000
SLM Corporation:
4.08%, 4-1-14	2,500	2,376,400
4.0%, 7-25-14	2,500	2,441,050
Toyota Motor Credit Corporation,
4.67%, 1-18-15	1,000	959,520
		21,966,818
Food and Related - 3.61%
Bunge Limited Finance Corp.:
4.375%, 12-15-08	850	837,779
7.8%, 10-15-12	2,000	2,303,868
Cadbury Schweppes Finance p.l.c.,
5.0%, 6-26-07	500	502,502
Cadbury Schweppes US Finance LLC,
3.875%, 10-1-08 (B)	875	853,644
Cosan S.A. Industria e Comercio,
9.0%, 11-1-09 (B)	1,500	1,590,000
General Mills, Inc.:
2.625%, 10-24-06	501	489,341
5.125%, 2-15-07	2,750	2,764,391
		9,341,525
Forest and Paper Products - 2.20%
Bowater Canada Finance Corporation,
7.95%, 11-15-11	500	503,750
International Paper Company:
4.25%, 1-15-09	500	489,098
5.85%, 10-30-12	1,000	1,025,275
Inversiones CMPC S.A.,
4.875%, 6-18-13 (B)	1,000	974,685
S.A. Industrias Votorantim,
7.875%, 1-23-14 (B)	500	522,500
Weyerhaeuser Company,
6.75%, 3-15-12	2,000	2,161,106
		5,676,414
Homebuilders, Mobile Homes - 0.39%
Desarrolladora Homex, S.A. de C.V.,
7.5%, 9-28-15 (B)	1,000	1,000,000

Household - General Products - 1.17%
Fort James Corporation,
6.875%, 9-15-07	2,000	2,060,000
Fortune Brands, Inc.,
2.875%, 12-1-06	1,000	979,024
		3,039,024
Leisure Time Industry - 0.78%
Carnival Corporation,
3.75%, 11-15-07	1,000	980,932
Royal Caribbean Cruises Ltd.,
6.75%, 3-15-08	1,000	1,031,250
		2,012,182
Mining - 4.42%
Corporacion Nacional del Cobre de Chile,
5.5%, 10-15-13 (B)	1,000	1,026,196
Falconbridge Limited,
7.35%, 11-1-06	3,750	3,852,263
Freeport-McMoRan Copper & Gold Inc.,
10.125%, 2-1-10	3,000	3,315,000
Southern Peru Copper Corporation,
6.375%, 7-27-15 (B)	750	756,166
Vedanta Resources plc,
6.625%, 2-22-10 (B)	2,500	2,472,835
		11,422,460
Multiple Industry - 5.23%
Bayer Corporation,
6.2%, 2-15-08 (B)	2,100	2,161,425
CRH America, Inc.,
5.3%, 10-15-13	500	504,545
Cargill, Inc.,
5.0%, 11-15-13 (B)	2,000	1,995,936
Florida Power & Light Company,
6.0%, 6-1-08	325	336,401
Hutchison Whampoa Finance Limited,
6.95%, 8-1-07	1,000	1,040,782
National Rural Utilities Cooperative Finance Corporation,
3.0%, 2-15-06	1,250	1,244,209
Sino-Forest Corporation,
9.125%, 8-17-11(B)	1,000	1,080,000
Tyco International Group S.A.:
6.375%, 2-15-06	3,000	3,020,031
6.375%, 10-15-11	2,000	2,131,764
		13,515,093
Petroleum - Domestic - 1.07%
Open Joint Stock Company Tyumen Oil Company,
11.0%, 11-6-07	2,000	2,217,000
Valero Energy Corporation,
6.875%, 4-15-12	500	549,026
		2,766,026
Petroleum - International - 4.55%
Devon Energy Corporation,
2.75%, 8-1-06	2,000	1,966,926
OAO Siberian Oil Company, Loan Participation Notes due 2007, issued by, but without recourse to, Salomon Brothers AG for the purpose of financing a loan to OAO Siberian Oil Company,
11.5%, 2-13-07	1,000	1,080,800
Open Joint Stock Company Gazprom,
9.125%, 4-25-07	2,500	2,645,750
PTT Exploration and Production Public Company Limited,
7.625%, 10-1-06 (B)	1,100	1,134,280
Panva Gas Holdings Limited,
8.25%, 9-23-11	1,000	1,046,788
Pecom Energia S.A.,
9.0%, 5-1-09	500	547,500
Petrobras International Finance Company:
9.125%, 2-1-07	1,000	1,053,750
9.875%, 5-9-08	1,000	1,121,250
YPF Sociedad Anonima,
7.75%, 8-27-07	1,115	1,175,210
		11,772,254
Railroad - 0.40%
CSX Corporation,
5.5%, 8-1-13	1,000	1,027,289

Security and Commodity Brokers - 1.35%
Hongkong and Shanghai Banking Corporation (The),
5.0%, 8-29- 49	2,500	2,493,635
Morgan Stanley,
5.17%, 5-1-14	1,000	991,150
		3,484,785
Steel - 0.27%
Pohang Iron & Steel Co., Ltd.,
7.125%, 11-1-06	670	687,632

Trucking and Shipping - 2.37%
Caliber System, Inc.,
7.8%, 8-1-06	1,000	1,022,410
WMX Technologies, Inc.,
7.0%, 10-15-06	5,000	5,108,900
		6,131,310
Utilities - Electric - 4.38%
Dominion Resources, Inc.,
4.125%, 2-15-08	2,000	1,972,336
Empresa Nacional de Electricidad S.A.,
7.75%, 7-15-08	1,000	1,064,277
HQI Transelec Chile S.A.,
7.875%, 4-15-11	2,000	2,251,276
PSI Energy, Inc.,
6.65%, 6-15-06	1,955	1,983,453
Southern Company Capital Funding, Inc.,
5.3%, 2-1-07	1,000	1,008,043
TXU Corp.,
6.375%, 6-15-06	3,000	3,032,610
		11,311,995
Utilities - Gas and Pipeline - 0.78%
FirstEnergy Corp.,
5.5%, 11-15-06	2,000	2,016,908

Utilities - Telephone - 5.98%
America Movil, S.A. de C.V.,
4.125%, 3-1-09	800	778,297
Compania de Telecomunicaciones de Chile S.A.,
8.375%, 1-1-06	3,350	3,376,917
Innova, S. De R.L. de C.V.,
9.375%, 9-19-13	1,000	1,135,000
Open Joint Stock Company ''Vimpel-Communications'',
10.0%, 6-16-09 (B)	2,000	2,215,000
Open Joint Stock Company Mobile TeleSystems,
9.75%, 1-30-08	1,000	1,080,300
Singapore Telecommunications Limited,
5.875%, 9-6-06	750	757,949
Sprint Capital Corporation,
6.125%, 11-15-08	1,000	1,038,424
TELUS Corporation,
7.5%, 6-1-07	1,000	1,044,252
Telefonos de Mexico, S.A. de C.V.,
8.25%, 1-26-06	4,000	4,042,856
		15,468,995

TOTAL CORPORATE DEBT SECURITIES - 64.64%		$167,120,757

(Cost: $165,336,557)

OTHER GOVERNMENT SECURITIES

Australia - 1.02%
Queensland Treasury Corporation,
8.0%, 9-14-07 (C)	AUD3,300	2,632,934

Brazil - 1.65%
Federative Republic of Brazil (The),
10.0%, 1-16-07	$4,000	4,264,000

Chile - 1.49%
Republic of Chile:
5.625%, 7-23-07	2,800	2,846,200
4.06913%, 1-28-08	1,000	1,005,000
		3,851,200
India - 0.68%
Industrial Development Bank of India Ltd.,
5.125%, 12-23-09	1,800	1,764,917

Japan - 4.70%
Japanese Government 15 Year Floating Rate Bond,
0.49%, 1-20-18 (C)	JPY1,350,000	12,142,448

Russia - 0.84%
Russian Federation:
8.25%, 3-31-10	$1,000	1,083,000
8.25%, 3-31-10 (B)	1,000	1,079,380
		2,162,380
South Korea - 1.28%
Export-Import Bank of Korea (The):
6.5%, 11-15-06	500	510,025
7.1%, 3-15-07	1,000	1,034,444
Korea Development Bank (The):
3.98%, 10-29-06	1,000	992,316
5.25%, 11-16-06	775	780,159
		3,316,944
United Kingdom - 5.21%
United Kingdom Treasury,
5.0%, 3-7-08 (C)	GBP7,500	13,473,786

TOTAL OTHER GOVERNMENT SECURITIES - 16.87%		$43,608,609

(Cost: $44,862,171)

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS

Agency Obligation - 0.95%
Federal National Mortgage Association,
2.55%, 8-17-06	$2,500	2,461,407

Mortgage-Backed Obligations - 5.59%
Federal Home Loan Mortgage Corporation Agency REMIC/CMO (Interest Only):
5.0%, 3-15-11	8,103	202,485
5.0%, 4-15-19	302	45,796
5.0%, 4-15-19	147	23,719
5.0%, 2-15-20	2,600	192,436
5.0%, 7-15-21	819	94,845
5.0%, 6-15-22	2,590	167,601
5.0%, 7-15-22	9,287	662,577
5.0%, 11-15-22	543	91,796
5.0%, 1-15-23	1,849	138,527
5.0%, 4-15-23	4,002	436,633
5.0%, 5-15-23	251	41,858
5.0%, 8-15-23	187	30,688
5.5%, 11-15-23	6,225	801,807
5.5%, 11-15-23	494	49,064
5.0%, 6-15-24	10,045	1,340,570
5.0%, 9-15-24	1,663	167,518
5.5%, 9-15-24	965	92,328
5.5%, 4-15-25	1,534	221,873
5.5%, 4-15-25	130	15,669
5.0%, 9-15-25	2,136	251,722
5.0%, 4-15-26	3,000	323,090
5.0%, 8-15-30	12,515	1,509,135
5.5%, 3-15-31	244	36,978
Federal National Mortgage Association Agency REMIC/CMO (Interest Only):
5.0%, 3-25-16	8,490	669,149
5.5%, 11-25-17	325	36,334
5.0%, 5-25-22	215	34,942
5.5%, 9-25-25	192	21,035
5.5%, 11-25-25	2,923	288,612
Federal National Mortgage Association Fixed Rate Pass-Through Certificates,
5.0%, 7-1-34	4,623	4,531,939
Government National Mortgage Association Agency REMIC/CMO (Interest Only):
5.5%, 5-20-27	5,233	459,289
5.0%, 6-16-29	2,000	407,387
5.0%, 7-20-33	3,615	718,059
5.5%, 11-20-33	509	93,277
5.5%, 7-1-35	1,376	248,142
		14,446,880

TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 6.54%		$16,908,287

(Cost: $16,493,573)

UNREALIZED GAIN (LOSS) ON OPEN FORWARD CURRENCY CONTRACTS - 0.26%	Face Amount in Thousands

British Pound, 5-3-06 (C)	GBP8,725	902,783
Canadian Dollar, 9-5-06 (C)	CAD6,100	104,237
Chinese Yuan Renminbi, 4-20-06 (C)	CNY102,500	(151,167)
Chinese Yuan Renminbi, 9-5-06 (C)	20,360	(12,799)
Eurodollar, 3-15-06 (C)	EUR2,000	267,977
Eurodollar, 7-19-06 (C)	1,700	12,387
Eurodollar, 9-5-06 (C)	6,400	(77,350)
Japanese Yen, 3-15-06 (C)	JPY273,780	(235,682)
Japanese Yen, 9-5-06 (C)	853,397	59,513
Singapore Dollar, 3-7-06 (C)	SGD6,800	(189,653)
Singapore Dollar, 9-5-06 (C)	2,150	(12,808)
		$667,438

SHORT-TERM SECURITIES	Principal Amount in Thousands

Forest and Paper Products - 1.04%
Sonoco Products Co.,
3.94%, 10-3-05	$2,698	2,697,410

Utilities - Electric - 1.32%
Wisconsin Electric Power Co.,
3.88%, 10-3-05	3,408	3,407,265

TOTAL SHORT-TERM SECURITIES - 2.36%		$6,104,675

(Cost: $6,104,675)

TOTAL INVESTMENT SECURITIES - 99.12%		$256,248,262

(Cost: $244,285,512)

CASH(D) AND OTHER ASSETS, NET OF LIABILITIES - 0.88%		2,265,067

NET ASSETS - 100.00%		$258,513,329

Notes to Schedule of Investments
Certain acronyms are used within the body of the Fund's holdings. The definitions of these acronyms are as follows: REMIC - Real Estate Mortgage Investment Conduit; CMO - Collateralized Mortgage Obligation.
The following credit default swap agreements were outstanding at September 30, 2005 (see Note 8 to financial statements).
Counterparty	Reference Entity	Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ Depreciation

Bear, Stearns & Co., Inc.	Dow Jones CDX Emerging Markets Series 4	1.8%	12-20-10	$6,000	$(54,328)
Merrill Lynch International	Dow Jones CDX Emerging Markets Series 4	1.8%	12-20-10	$1,600	$(14,487)
Bear, Stearns & Co., Inc.	Dow Jones CDX North America High Yield Series 4	3.6%	6-20-10	2,574	(83,230)
Merrill Lynch International	Dow Jones CDX North America High Yield Series 4	3.6%	6-20-10	5,049	(174,947)

					$(326,992)

(A)Listed on an exchange outside the United States.
(B)Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, the total value of these securities amounted to $33,743,258 or 13.05% of net assets.
(C)Principal amounts are denominated in the indicated foreign currency, where applicable (AUD - Australian Dollar, CAD - Canadian Dollar, CNY - Chinese Yuan Renminbi, EUR - Euro, GBP - Great Britain Pound, JPY - Japanese Yen, SGD - Singapore Dollar)
(D)Cash serves as collateral for the following open futures contract at September 30, 2005 (See Note 7 to financial statements):
Type	Number of Contracts	Expiration Date	Market Value	Cost

Gilt Futures	27	28-Dec-05	$5,368,191	$5,423,430

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      GLOBAL BOND FUND
      September 30, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $244,286) (Notes 1 and 3)	$256,248
Cash	1,118
Cash denominated in foreign currencies (cost - $109)	109
Initial variation margin	100
Receivables:
Dividends and interest	3,513
Fund shares sold	493
Amortized swap premiums paid	189
Prepaid and other assets	37

Total assets	261,807

LIABILITIES
Payable for investment securities purchased	2,015
Payable to Fund shareholders	767
Unrealized depreciation on swap agreements	327
Accrued shareholder servicing (Note 2)	80
Accrued service fee (Note 2)	46
Variation margin payable	9
Accrued accounting services fee (Note 2)	8
Amortized swap premiums received	7
Accrued management fee (Note 2)	4
Accrued distribution fee (Note 2)	2
Other	29

Total liabilities	3,294

Total net assets	$258,513

NET ASSETS
$1.00 par value capital stock:
Capital stock	$70,866
Additional paid-in capital	247,394
Accumulated undistributed income (loss):
Accumulated undistributed net investment income	1,633
Accumulated undistributed net realized loss on investment transactions	(72,964)
Net unrealized appreciation in value of investments	11,584

Net assets applicable to outstanding units of capital	$258,513

Net asset value per share (net assets divided by shares outstanding):
Class A	$3.65
Class B	$3.65
Class C	$3.65
Class Y	$3.65
Capital shares outstanding:
Class A	62,655
Class B	2,520
Class C	1,358
Class Y	4,333
Capital shares authorized	400,000

See Notes to Financial Statements.

Statement of Operations
      GLOBAL BOND FUND
      For the Fiscal Year Ended September 30, 2005
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$12,015
Dividends (net of foreign withholding taxes of $40)	655

Total income	12,670

Expenses (Note 2):
Investment management fee	1,634
Shareholder servicing:
Class A	649
Class B	46
Class C	20
Class Y	23
Service fee:
Class A	566
Class B	22
Class C	11
Distribution fee:
Class A	16
Class B	67
Class C	33
Accounting services fee	94
Audit fees	26
Custodian fees	23
Legal fees	16
Other	172

Total expenses	3,418

Net investment income	9,252

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on securities	1,488
Realized net loss on forward currency contracts	(55)
Realized net gain on futures contracts	257
Realized net loss on purchased options	(51)
Realized net gain on foreign currency transactions	266

Realized net gain on investments	1,905

Unrealized appreciation in value of securities during the period	2,331
Unrealized appreciation in value of forward currency contracts during the period	1,090
Unrealized depreciation in value of futures contracts during the period	(53)
Unrealized depreciation in value of swap agreements during the period	(327)
Unrealized depreciation in value of foreign currency during the period	(2)
Unrealized appreciation in value of investments during the period	3,039

Net gain on investments	4,944

Net increase in net assets resulting from operations	$14,196

See Notes to Financial Statements.

Statement of Changes in Net Assets
      GLOBAL BOND FUND
      (In Thousands)

	For the fiscal year ended September 30,
	2005	2004

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$9,252	$8,891
Realized net gain on investments	1,905	3,714
Unrealized appreciation (depreciation)	3,039	(369)

Net increase in net assets resulting from operations	14,196	12,236

Distributions to shareholders from (Note 1D): (1)
Net investment income:
Class A	(8,394)	(9,043)
Class B	(231)	(187)
Class C	(117)	(98)
Class Y	(614)	(522)
Realized gains on securities transactions:
Class A	(-)	(-)
Class B	(-)	(-)
Class C	(-)	(-)
Class Y	(-)	(-)

	(9,356)	(9,850)

Capital share transactions (Note 5)	(8,016)	10,547

Total increase (decrease)	(3,176)	12,933
NET ASSETS
Beginning of period	261,689	248,756

End of period	$258,513	$261,689

Undistributed net investment income	$1,633	$1,289

(1)See "Financial Highlights" on pages 29 - 32.

See Notes to Financial Statements.

Financial Highlights
      GLOBAL BOND FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$3.58	$3.55	$3.29	$3.49	$3.56

Income (loss) from investment operations:
Net investment income	0.13	0.13	0.17	0.20	0.21
Net realized and unrealized gain (loss) on investments	0.07	0.04	0.26	(0.20)	(0.07)

Total from investment operations	0.20	0.17	0.43	0.00	0.14

Less distributions from:
Net investment income	(0.13)	(0.14)	(0.17)	(0.20)	(0.21)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.13)	(0.14)	(0.17)	(0.20)	(0.21)

Net asset value, end of period	$3.65	$3.58	$3.55	$3.29	$3.49

Total return (1)	5.69%	4.88%	13.39%	0.04%	4.11%
Net assets, end of period (in millions)	$228	$236	$231	$230	$251
Ratio of expenses to average net assets	1.28%	1.27%	1.24%	1.22%	1.19%
Ratio of net investment income to average net assets	3.56%	3.53%	4.98%	5.91%	6.02%
Portfolio turnover rate	30%	76%	113%	76%	71%

(1)Total return calculated without taking into account the sales load deducted on an initial purchase.

See Notes to Financial Statements.

Financial Highlights
      GLOBAL BOND FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$3.58	$3.55	$3.29	$3.49	$3.56

Income (loss) from investment operations:
Net investment income	0.09	0.09	0.14	0.17	0.18
Net realized and unrealized gain (loss) on investments	0.08	0.04	0.26	(0.20)	(0.07)

Total from investment operations	0.17	0.13	0.40	(0.03)	0.11

Less distributions from:
Net investment income	(0.10)	(0.10)	(0.14)	(0.17)	(0.18)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.10)	(0.10)	(0.14)	(0.17)	(0.18)

Net asset value, end of period	$3.65	$3.58	$3.55	$3.29	$3.49

Total return	4.67%	3.78%	12.26%	-0.93%	3.13%
Net assets, end of period (in millions)	$9	$8	$5	$3	$3
Ratio of expenses to average net assets	2.28%	2.34%	2.24%	2.20%	2.13%
Ratio of net investment income to average net assets	2.57%	2.47%	3.90%	4.93%	5.05%
Portfolio turnover rate	30%	76%	113%	76%	71%

See Notes to Financial Statements.

Financial Highlights
      GLOBAL BOND FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$3.58	$3.55	$3.29	$3.49	$3.56

Income (loss) from investment operations:
Net investment income	0.09	0.10	0.14	0.17	0.17
Net realized and unrealized gain (loss) on investments	0.08	0.04	0.26	(0.20)	(0.07)

Total from investment operations	0.17	0.14	0.40	(0.03)	0.10

Less distributions from:
Net investment income	(0.10)	(0.11)	(0.14)	(0.17)	(0.17)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.10)	(0.11)	(0.14)	(0.17)	(0.17)

Net asset value, end of period	$3.65	$3.58	$3.55	$3.29	$3.49

Total return	4.70%	3.96%	12.24%	-0.94%	2.97%
Net assets, end of period (in thousands)	$4,951	$3,980	$2,245	$1,052	$538
Ratio of expenses to average net assets	2.21%	2.22%	2.27%	2.20%	2.31%
Ratio of net investment income to average net assets	2.64%	2.59%	3.76%	4.92%	4.83%
Portfolio turnover rate	30%	76%	113%	76%	71%

See Notes to Financial Statements.

Financial Highlights
      GLOBAL BOND FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$3.58	$3.55	$3.29	$3.49	$3.56

Income (loss) from investment operations:
Net investment income	0.14	0.14	0.18	0.22	0.22
Net realized and unrealized gain (loss) on investments	0.07	0.04	0.26	(0.20)	(0.07)

Total from investment operations	0.21	0.18	0.44	0.02	0.15

Less distributions from:
Net investment income	(0.14)	(0.15)	(0.18)	(0.22)	(0.22)
Capital gains	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Total distributions	(0.14)	(0.15)	(0.18)	(0.22)	(0.22)

Net asset value, end of period	$3.65	$3.58	$3.55	$3.29	$3.49

Total return	6.10%	5.29%	13.80%	0.40%	4.46%
Net assets, end of period (in millions)	$16	$14	$11	$7	$2
Ratio of expenses to average net assets	0.89%	0.89%	0.87%	0.86%	0.85%
Ratio of net investment income to average net assets	3.95%	3.92%	5.28%	6.25%	6.34%
Portfolio turnover rate	30%	76%	113%	76%	71%

See Notes to Financial Statements.

Notes to Financial Statements
      September 30, 2005

NOTE 1 - Significant Accounting Policies

Waddell & Reed Advisors Global Bond Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide a high level of current income, with a secondary objective of capital growth when consistent with the primary objective. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation - Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which market quotations are not readily available or are deemed not to be reliable because of significant events or circumstances identified between the closing of their principal markets and the closing of the New York Stock Exchange are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. In deciding whether to make fair value adjustments, the Fund reviews a variety of factors, including news relating to security specific events, developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities. In these cases, the Fund may utilize information from a pricing service to adjust closing market quotations of foreign securities to reflect what it believes to be fair value. Short-term debt securities are valued at amortized cost, which approximates market value. Short-term debt securities denominated in foreign currencies are valued at amortized cost in that currency.
B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 - Investment Security Transactions.
C. Federal income taxes - The Fund intends to distribute all of its net investment income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 - Federal Income Tax Matters.
D. Dividends and distributions - Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At September 30, 2005, $182,164 was reclassified between accumulated undistributed net investment income and accumulated undistributed net realized loss on investment transactions. Net investment income, additional paid-in capital and net assets were not affected by this change.
E. Foreign currency translations - All assets and liabilities denominated in foreign currencies are translated into United States dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.
F. Forward foreign currency exchange contracts - A forward foreign currency exchange contract (Forward Contract) is an obligation to purchase or sell a specific currency at a future date at a fixed price. Forward Contracts are "marked-to-market" daily at the applicable translation rates and the resulting unrealized gains or losses are reflected in the Fund's financial statements. Gains or losses are realized by the Fund at the time the Forward Contract is extinguished. Contracts may be extinguished either by entry into a closing transaction or by delivery of the currency. Risks may arise from the possibility that the other party will not complete the obligations of the contract and from unanticipated movements in the value of the foreign currency relative to the United States dollar. The Fund uses Forward Contracts to attempt to reduce the overall risk of its investments.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 - Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company (WRIMCO), a wholly owned subsidiary of Waddell & Reed, Inc. (W&R), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed and paid daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company (WRSCO), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table:

Accounting Services Fee

Average Net Asset Level (in millions)				Annual Fee Rate for Each Level

From	$0	to	$10	$0
From	$10	to	$25	$11,500
From	$25	to	$50	$23,100
From	$50	to	$100	$35,500
From	$100	to	$200	$48,400
From	$200	to	$350	$63,200
From	$350	to	$550	$82,500
From	$550	to	$750	$96,300
From	$750	to	$1,000	$121,600
	$1,000 and Over			$148,500

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

The Fund also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.6958 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $423,616. A contingent deferred sales charge (CDSC) may be assessed against a shareholder's redemption amount of Class A, Class B and Class C shares and paid to W&R. During the fiscal year ended September 30, 2005, W&R received $743, $16,480 and $1,699 in CDSC for Class A, Class B and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $275,797 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Fund paid Directors' regular compensation of $16,513, which are included in other expenses. The Fund pays Frederick Vogel III additional compensation for his service as lead independent director. For the fiscal year ended September 30, 2005, that amount was $104.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 - Investment Security Transactions

Purchases of investment securities, other than U.S. government obligations and short-term securities, aggregated $70,322,168, while proceeds from maturities and sales aggregated $62,244,671. Purchases of options aggregated $258,400, while proceeds from sales of options aggregated $207,300. Purchases of short-term securities and U.S. government obligations aggregated $1,618,796,431 and $18,312,044, respectively. Proceeds from maturities and sales of short-term securities and U.S. government obligations aggregated $1,635,812,371 and $13,638,630, respectively.

For Federal income tax purposes, cost of investments owned at September 30, 2005 was $244,952,949, resulting in net unrealized appreciation of $11,295,313, of which $14,155,175 related to appreciated securities and $2,859,862 related to depreciated securities.

NOTE 4 - Federal Income Tax Matters

For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended September 30, 2005 and the related capital loss carryover and post-October activity were as follows:

Net ordinary income	$9,014,866
Distributed ordinary income	9,355,305
Undistributed ordinary income	902,879

Realized long-term capital gains	-
Distributed long-term capital gains	-
Undistributed long-term capital gains	-

Capital loss carryover	-

Post-October losses deferred	-

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year (post-October losses).

Capital loss carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.

September 30, 2008	$19,535,858
September 30, 2009	39,713,139
September 30, 2010	10,992,010
September 30, 2011	1,273,649

Total carryover	$71,514,656

NOTE 5 - Multiclass Operations

The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below. Amounts are in thousands.

	For the fiscal year ended September 30,
	2005	2004

Shares issued from sale of shares:
Class A	9,325	14,612
Class B	660	1,288
Class C	596	822
Class Y	694	809
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	2,202	2,391
Class B	63	52
Class C	32	27
Class Y	170	147
Shares redeemed:
Class A	(14,702)	(16,282)
Class B	(464)	(511)
Class C	(382)	(370)
Class Y	(407)	(55)

Increase (decrease) in outstanding capital shares	(2,213)	2,930

Value issued from sale of shares:
Class A	$33,664	$52,215
Class B	2,377	4,606
Class C	2,154	2,933
Class Y	2,514	2,883
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	7,942	8,512
Class B	228	184
Class C	116	97
Class Y	614	522
Value redeemed:
Class A	(53,098)	(58,070)
Class B	(1,673)	(1,824)
Class C	(1,380)	(1,317)
Class Y	(1,474)	(194)

Increase (decrease) in outstanding capital	$(8,016)	$10,547

NOTE 6 - Options

Options purchased by the Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. When a written put option is exercised, the cost basis of the securities purchased by the Fund is reduced by the amount of the premium received.

NOTE 7 - Futures

The Fund may engage in buying and selling futures contracts. Upon entering into a futures contract, the Fund is required to deposit, in a segregated account, an amount of cash or United States Treasury Bills equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments (variation margins) are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index. These changes in the variation margins are recorded by the Fund as unrealized gains or losses. Upon the closing of the contract, the cumulative net change in the variation margin is recorded as realized gain or loss. The Fund uses futures to attempt to reduce the overall risk of its investments.

NOTE 8 - Credit Default Swaps

A Fund may enter into credit default swaps to 1) preserve a return or a spread on a particular investment or portion of its portfolio; 2) to protect against any increase in the price of securities the Fund anticipates purchasing at a later date; or 3) to attempt to enhance yield. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a `guarantor' by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the credit event occurs. A Fund may enter into credit default swaps in which either it or its counterparty act as the guarantor.

The creditworthiness of firms with which a Fund enters into credit default swaps is monitored by WRIMCO. If a firm's creditworthiness declines, the value of the agreement would likely decline, potentially resulting in losses. If a default occurs by the counterparty to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments, as well as any periodic payments, are recorded as realized gain or loss in the Statement of Operations. Gains or losses may be realized upon termination of the swap agreement.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Waddell & Reed Advisors Global Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Global Bond Fund, Inc. (the "Fund") as of September 30, 2005, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Global Bond Fund, Inc. as of September 30, 2005, the results of its operations for the fiscal year then ended, the changes in its net assets for each of the two fiscal years in the period then ended, and its financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
November 16, 2005

Income Tax Information

The amounts of the dividends below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which the dividends were received or reinvested.

		Per-Share Amounts Reportable As:

		For Individuals			For Corporations

Record Date	Total	Qualifying	Non- Qualifying	Long-Term Capital Gain	Qualifying	Non- Qualifying	Long-Term Capital Gain

Class A
10-13-04	$0.01200	$0.00040	$0.01160	$-	$0.00010	$0.01190	$-
11-10-04	0.01200	0.00040	0.01160	-	0.00010	0.01190	-
12-15-04	0.02500	0.00150	0.02350	-	0.00010	0.02490	-
1-12-05	0.00900	0.00050	0.00850	-	0.00004	0.00896	-
2-9-05	0.00900	0.00050	0.00850	-	0.00004	0.00896	-
3-9-05	0.00900	0.00050	0.00850	-	0.00004	0.00896	-
4-13-05	0.00900	0.00050	0.00850	-	0.00004	0.00896	-
5-11-05	0.00900	0.00050	0.00850	-	0.00004	0.00896	-
6-15-05	0.00900	0.00050	0.00850	-	0.00004	0.00896	-
7-13-05	0.00900	0.00050	0.00850	-	0.00004	0.00896	-
8-10-05	0.00900	0.00050	0.00850	-	0.00004	0.00896	-
9-14-05	0.00900	0.00050	0.00850	-	0.00004	0.00896	-

Total	$0.13000	$0.00680	$0.12320	$-	$0.00066	$0.12934	$-

Class B
10-13-04	$0.01000	$0.00040	$0.00960	$-	$0.00010	$0.00990	$-
11-10-04	0.00900	0.00030	0.00870	-	0.00010	0.00890	-
12-15-04	0.02200	0.00130	0.02070	-	0.00010	0.02190	-
1-12-05	0.00600	0.00030	0.00570	-	0.00002	0.00598	-
2-9-05	0.00600	0.00030	0.00570	-	0.00002	0.00598	-
3-9-05	0.00600	0.00030	0.00570	-	0.00002	0.00598	-
4-13-05	0.00600	0.00030	0.00570	-	0.00002	0.00598	-
5-11-05	0.00700	0.00040	0.00660	-	0.00003	0.00697	-
6-15-05	0.00500	0.00030	0.00470	-	0.00002	0.00498	-
7-13-05	0.00600	0.00030	0.00570	-	0.00002	0.00598	-
8-10-05	0.00700	0.00040	0.00660	-	0.00003	0.00697	-
9-14-05	0.00500	0.00030	0.00470	-	0.00002	0.00498	-

Total	$0.09500	$0.00490	$0.09010	$-	$0.00050	$0.09450	$-

		Per-Share Amounts Reportable As:

		For Individuals			For Corporations

Record Date	Total	Qualifying	Non- Qualifying	Long-Term Capital Gain	Qualifying	Non- Qualifying	Long-Term Capital Gain

Class C
10-13-04	$0.00800	$0.00030	$0.00770	$-	$0.00010	$0.00790	$-
11-10-04	0.01000	0.00040	0.00960	-	0.00010	0.00990	-
12-15-04	0.02200	0.00130	0.02070	-	0.00010	0.02190	-
1-12-05	0.00600	0.00030	0.00570	-	0.00002	0.00598	-
2-9-05	0.00700	0.00040	0.00660	-	0.00003	0.00697	-
3-9-05	0.00600	0.00030	0.00570	-	0.00002	0.00598	-
4-13-05	0.00600	0.00030	0.00570	-	0.00002	0.00598	-
5-11-05	0.00600	0.00030	0.00570	-	0.00002	0.00598	-
6-15-05	0.00600	0.00030	0.00570	-	0.00002	0.00598	-
7-13-05	0.00700	0.00040	0.00660	-	0.00003	0.00697	-
8-10-05	0.00600	0.00030	0.00570	-	0.00002	0.00598	-
9-14-05	0.00600	0.00030	0.00570	-	0.00002	0.00598	-

Total	$0.09600	$0.00490	$0.09110	$-	$0.00050	$0.09550	$-

Class Y
10-13-04	$0.01300	$0.00050	$0.01250	$-	$0.00010	$0.01290	$-
11-10-04	0.01300	0.00050	0.01250	-	0.00010	0.01290	-
12-15-04	0.02600	0.00160	0.02440	-	0.00010	0.02590	-
1-12-05	0.01000	0.00050	0.00950	-	0.00004	0.00996	-
2-9-05	0.01000	0.00050	0.00950	-	0.00004	0.00996	-
3-9-05	0.01000	0.00050	0.00950	-	0.00004	0.00996	-
4-13-05	0.01100	0.00060	0.01040	-	0.00004	0.01096	-
5-11-05	0.01000	0.00050	0.00950	-	0.00004	0.00996	-
6-15-05	0.01000	0.00050	0.00950	-	0.00004	0.00996	-
7-13-05	0.01000	0.00050	0.00950	-	0.00004	0.00996	-
8-10-05	0.01000	0.00050	0.00950	-	0.00004	0.00996	-
9-14-05	0.01100	0.00060	0.01040	-	0.00004	0.01096	-

Total	$0.14400	$0.00730	$0.13670	$-	$0.00066	$0.14334	$-

CORPORATION DEDUCTIONS - Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

The Board of Directors of Waddell & Reed Advisors Global Bond Fund, Inc.

Each of the individuals listed below serves as a director for the Fund, and for the other portfolios within the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. (the Advisors Fund Complex), except that Mr. Hechler is not a Director of W&R Target Funds, Inc. The Advisors Fund Complex, together with the Ivy Family of Funds, make up the Waddell & Reed Fund Complex. The Ivy Family of Funds consists of the portfolios in the Ivy Funds and Ivy Funds, Inc.

The interested directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, Waddell & Reed Investment Management Company (WRIMCO); the funds' principal underwriter, Waddell & Reed, Inc. (W&R); and the funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership of shares of WDR. The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including W&R, WRIMCO and WRSCO. Each Director serves an indefinite term, until he or she dies, resigns, is removed or becomes disqualified.

Additional Information about Directors

The Statement of Additional Information (SAI) for Waddell & Reed Advisors Funds, Inc. includes additional information about Fund directors. The SAI is available without charge, upon request, by calling 1.888.WADDELL. It is also available on the Waddell & Reed website, www.waddell.com.

Disinterested Directors

James M. Concannon (58)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1997
Director of Funds in the Fund Complex since: 1997
Principal Occupations During Past 5 Years: Professor of Law, Washburn Law School; formerly, Dean, Washburn Law School (until 2001)
Other Directorships held by Director: Director, Kansas Legal Services for Prisoners, Inc.

John A. Dillingham (66)
4040 Northwest Claymont Drive, Kansas City, MO 64116
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1997
Director of Funds in the Fund Complex since: 1997
Principal Occupations During Past 5 Years: President and Director, JoDill Corp. and Dillingham Enterprises, Inc., both farming enterprises; President, Missouri Department of Justice
Other Directorships held by Director: Director, Salvation Army; Advisory Director, UMB Northland Board (financial services)

David P. Gardner (72)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1998
Director of Funds in the Fund Complex since: 1998
Principal Occupation During Past 5 Years: Senior Advisor to the President, J. Paul Getty Trust; formerly, Professor, University of Utah (until 2005)
Other Directorships held by Director: None

Linda K. Graves (52)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1995
Director of Funds in the Fund Complex since: 1995
Principal Occupation During Past 5 Years: First Lady of Kansas (until 2003)
Other Directorships held by Director: Chairman and Director, Greater Kansas City Community Foundation

Joseph Harroz, Jr. (38)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 71
Director since: 1998
Director of Funds in the Fund Complex since: 1998
Principal Occupations During Past 5 Years: Vice President and General Counsel of the Board of Regents, University of Oklahoma; Adjunct Professor, University of Oklahoma Law School; Managing Member, Harroz Investments, LLC, commercial enterprise investments; formerly, Consultant, MTV Associates (2004)
Other Directorships held by Director: Director and Shareholder, Valliance Bank; Director, Ivy Funds, Inc.; Trustee, Ivy Funds

John F. Hayes (85)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1988
Director of Funds in the Fund Complex since: 1988
Principal Occupation During Past 5 Years: Shareholder, Gilliland & Hayes, PA, a law firm; formerly, Chairman, Gilliland & Hayes (until 2003)
Other Directorships held by Director: Director, Central Bank & Trust; Director, Central Financial Corp. (banking)

Glendon E. Johnson (81)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1986 Director of Funds in the Fund Complex since: 1971
Principal Occupations During Past 5 Years: Retired
Other Directorships held by Director: None

Frank J. Ross, Jr. (52)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1996
Director of Funds in the Fund Complex since: 1996
Principal Occupation During Past 5 Years: Shareholder/Director, Polsinelli Shalton Welte Suelthaus, a law firm
Other Directorships held by Director: Director, Columbian Bank & Trust

Eleanor B. Schwartz (68)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 71
Director since: 1995
Director of Funds in the Fund Complex since: 1995
Principal Occupations During Past 5 Years: Professor Emeritus, University of Missouri at Kansas City; formerly, Professor of Business Administration, University of Missouri at Kansas City (until 2003)
Other Directorships held by Director: Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Frederick Vogel III (70)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Independent Chairman and Director
Number of portfolios overseen by Director: 44
Director since: 1986
Director of Funds in the Fund Complex since: 1971
Principal Occupation During Past 5 Years: Member, Board of Directors, The Terra Foundation for American Art (Chicago); Vice President, Treasurer and Trustee, The Layton Art Collection, Inc.; Member of the Directors Advisory Committee for American Art
Other Directorships held by Director: None

Interested Directors

Robert L. Hechler (68)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director; formerly, President, Principal Financial Officer
Number of portfolios overseen by Director: 24
Director since: 1998
Director of Funds in the Fund Complex since: 1998
Principal Occupations During Past 5 Years: Consultant of WDR and W&R; formerly, Director of WDR (until 2003); formerly, Executive Vice President and Chief Operating Officer of WDR (until 2001); formerly, Chief Executive Officer, President, Director, Principal Financial Officer and Treasurer of W&R (until 2001); formerly, Director, Executive Vice President, Principal Financial Officer and Treasurer of WRIMCO (until 2001); formerly, Director and Treasurer of WRSCO (until 2001)
Other Directorships held by Director: None

Henry J. Herrmann (62)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director and President
Number of portfolios overseen by Director: 72
Director since: 1998; President since: 2001
Director of Funds in the Fund Complex since: 1998
Principal Occupation(s) During Past 5 Years: Chief Executive Officer of WDR; formerly, Chief Investment Officer and President of WDR (until 2005); formerly, President, Chief Executive Officer, Chairman and Chief Investment Officer of WRIMCO (until 2005); formerly, President, Chairman, Chief Executive Officer and Chief Investment Officer of Ivy Investment Management Company (IICO), an affiliate of WDR; President of each of the Funds in the Advisors Fund Complex; President of Ivy Funds, Inc.; President of Ivy Funds
Other Directorships held by Director: Director of WDR, W&R, WRIMCO, WRSCO, IICO; Director, Austin, Calvert & Flavin, an affiliate of WRIMCO; Director, Ivy Funds Distributor, Inc. (IFDI) an affiliate of WDR; Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Officers

Theodore W. Howard (63)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Treasurer and Principal Accounting Officer since 1986; Vice President since 1987; Principal Financial Officer since 2002
Positions held with Funds in the Fund Complex: Treasurer and Principal Accounting Officer since 1976; Vice President since 1987; Principal Financial Officer since 2002
Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO; Treasurer, Principal Accounting Officer, Vice President and Principal Financial Officer of each of the Funds in the Fund Complex; Vice President, Principal Financial Officer, Principal Accounting Officer and Treasurer of Ivy Funds and Ivy Funds, Inc.; formerly, Assistant Treasurer of Ivy Funds (until 2003); formerly, Vice President of WRSCO (until 2001)
Directorships held: None

Kristen A. Richards (37)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Secretary and Associate General Counsel since 2000
Positions held with Funds in the Fund Complex: Vice President, Secretary and Associate General Counsel since 2000
Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO; Vice President, Associate General Counsel and Chief Compliance Officer of IICO; Vice President and Secretary of each of the Funds in the Fund Complex; Vice President and Secretary of Ivy Funds; formerly, Assistant Secretary of each of the funds in the Fund Complex (until 2000)
Directorships held: None

Daniel C. Schulte (39)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Assistant Secretary and General Counsel since 2000
Positions held with Funds in the Fund Complex: Vice President, Assistant Secretary and General Counsel since 2000
Principal Occupation(s) During Past 5 Years: Senior Vice President and General Counsel of WDR; Senior Vice President, General Counsel of W&R, WRIMCO and WRSCO, IICO; Vice President, General Counsel and Assistant Secretary of each of the Funds in the Fund Complex; Vice President, General Counsel and Assistant Secretary of Ivy Funds; formerly, Secretary of WDR, W&R, WRIMCO and WRSCO, IICO (until 2004)
Directorships held: None

Scott Schneider (37)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Chief Compliance Officer since 2004
Positions held with Funds in the Fund Complex: Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer for each of the Funds in the Fund Complex; formerly, Senior Attorney and Compliance Officer for each of the Funds in the Fund Complex (until 2004)
Directorships held: None

Renewal of Investment Management Agreement for Waddell & Reed Advisors Global Bond Fund, Inc.

At their August 23 and 24, 2005 meeting, the Directors, including all of the Disinterested Directors, considered and approved the renewal of the existing Management Agreement between WRIMCO and the Fund. The Disinterested Directors of the Fund were assisted in their review by independent legal counsel and met with such counsel separately from representatives of WRIMCO. The Disinterested Directors also received and considered a memorandum from their independent legal counsel regarding the Disinterested Directors' responsibilities in evaluating the Management Agreement. This memorandum explained the regulatory requirements pertaining to the Disinterested Directors' evaluation of WRIMCO and the Management Agreement.

Prior to the Board meeting, independent legal counsel sent to WRIMCO a request for information to be provided to the Directors in connection with their consideration of the continuance of the Management Agreement. WRIMCO provided materials to the Directors that included responses to those requests and other information WRIMCO believed was useful in evaluating continuation of the Management Agreement. The Directors also received reports prepared by an independent consultant, Lipper Inc., relating to the Fund's performance and expenses compared to the performance and expenses of a peer group of comparable funds. At the meeting, the Directors received a presentation from representatives of WRIMCO regarding services provided by it and its affiliates (collectively, W&R) to the Fund. In addition, during the course of the year, WRIMCO had provided information relevant to the Directors' consideration of the continuance of the Management Agreement.

Nature, Extent and Quality of Services Provided to the Fund

The Directors considered the nature, extent and quality of the services provided to the Fund pursuant to the Management Agreement and also the overallfairness of the Management Agreement.

The Directors considered WRIMCO's research and portfolio management capabilities and that W&R also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Directors also considered WRIMCO's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, those brokers' and dealers' provision of brokerage and research services to WRIMCO, and the benefits derived by the other funds in the Advisors Fund Complex and by other clients of WRIMCO from such services. The Directors also considered the favorable history, reputation, qualification and background of WRIMCO and W&R's extensive administrative, accounting and compliance infrastructure.

Fund Performance, Management Fee and Expense Ratio. The Directors considered the Fund's performance, both on an absolute basis and in relation to the performance of a peer group of comparable mutual funds, as selected by Lipper. The Fund's performance was also compared to relevant market indices and to a Lipper index, as applicable.

The Directors considered the management fees and total expenses of the Fund and also considered the Fund's management fees and total expenses in relation to the management fees and total expenses, respectively, of a peer group of comparable mutual funds. The Directors' review also included consideration of the Fund's management fees at various asset levels, which reflected breakpoints in the management fee structure and average account size information. In addition, the Directors considered that the Fund's investment management fees, if any, were the same as the fees paid to WRIMCO (or its affiliate) by other mutual funds managed by WRIMCO (or its affiliate) with similar investment objectives, policies and strategies as the Fund (Similar Funds). The Directors also considered the subadvisory fees, if any, paid to WRIMCO (or its affiliate) by other mutual funds advised by WRIMCO (or its affiliate), as well as the management fees, if any, paid by other client accounts managed by WRIMCO (or its affiliate), with similar investment objectives, policies and strategies as the Fund (Other Accounts).

The Directors considered that Waddell & Reed Advisors Global Bond Fund's total return performance was lower than the peer group median and the Lipper index for the one-, three-, five-, seven- and ten-year periods. The Directors discussed the Fund's performance with WRIMCO and discussed steps that WRIMCO had taken to improve performance and that the Fund's year-to-date performance had improved. The Directors also considered the differences between the investment strategies and policies of the Fund and those of other funds in the peer group.

The Directors considered the range and average of the management fees and expense ratios of the peer group. They considered that the Fund's management fee was higher than the peer group median and that the overall expense ratio was equal to the peer group median on an unadjusted basis and that, when adjusted for the Fund's smaller average account size, the Fund's overall expense ratio was lower than its peer group median. They also considered that, with the breakpoints in the fee schedule, the Fund's effective management fees at various asset levels were lower than or at the asset-weighted average for its peer group.

The Directors also considered that there were no Similar Funds managed by WRIMCO or its affiliates with similar investment objectives, policies and strategies as the Fund and that the Other Accounts had average advisory fees that were higher than the management fee of the Fund. The Directors considered the relevance of the fee information provided for the Other Accounts to evaluate the appropriateness and reasonableness of the Fund's management fee.

Profitability and Economies of Scale

The Directors also considered that the Fund's management fee structure includes breakpoints that provide for a reduction of payments to reflect anticipated economies of scale. In concluding that the benefits accruing to WRIMCO and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment management services and the benefits accruing to the Fund, the Disinterested Directors considered specific data as to WRIMCO's profit or loss with respect to the Fund for a recent period. The Directors also considered WRIMCO's methodology for determining this data.

In determining whether to approve the proposed continuance of the Management Agreement, the Directors considered the best interests of the Fund and the overall fairness of the proposed Management Agreement. The Directors considered the following factors to be of primary importance to their approval of the continuance of the Fund's Management Agreement, without any one factor being dispositive:

  the performance of the Fund compared with the average performance of a peer group of comparable funds and with relevant indices;
  the Fund's investment management fees and total expenses compared with the management fees and total expenses of a peer group of comparable funds;
  the existence or appropriateness of breakpoints in the Fund's management fees;
  the cost/profitability to WRIMCO and any actual or anticipated economies of scale in relation to the services it provides to the Fund;
  the other benefits that accrue to WRIMCO as a result of its relationship to the Fund; and
  the favorable history, reputation, qualification and background of WRIMCO as well as the qualifications of its personnel.

Based on the discussions, considerations and information described generally above, the Board determined that the Fund's Management Agreement is fair and reasonable and that continuance of the Management Agreement was in the best interests of the Fund. In reaching these determinations, the Board concluded that: the nature, extent and quality of the services provided by WRIMCO for the Fund are adequate and appropriate; it retained confidence in WRIMCO's overall ability to manage the Fund; and the management fee paid to WRIMCO was reasonable in light of comparative management fee information, the breakpoints in the proposed management fee for the Fund, the services provided by WRIMCO, the costs of the services provided, and the profits realized and other benefits likely to be derived by WRIMCO from its relationship with the Fund.

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds and Waddell & Reed InvestEd Portfolios, Inc. (Waddell & Reed) are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is done with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1.888.WADDELL and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Proxy Voting Information

Proxy Voting Guidelines

A description of the policies and procedures Waddell & Reed Advisors Global Bond Fund, Inc. uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL and (ii) on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through Waddell & Reed's website at www.waddell.com and on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule Information

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year will be filed with the Securities and Exchange Commission (SEC) on the Fund's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On Waddell & Reed's website at www.waddell.com.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To all Traditional IRA Planholders:

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. The Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Funds Family

Global/International Funds

Waddell & Reed Advisors Global Bond Fund
Waddell & Reed Advisors International Growth Fund

Domestic Equity Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Income Fund
Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund

Fixed Income Funds

Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund
Waddell & Reed Advisors Limited-Term Bond Fund
Waddell & Reed Advisors Municipal Bond Fund
Waddell & Reed Advisors Municipal High Income Fund

Money Market Funds

Waddell & Reed Advisors Cash Management

Specialty Funds

Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Continental Income Fund
Waddell & Reed Advisors Retirement Shares
Waddell & Reed Advisors Science and Technology Fund

1.888.WADDELL
Visit us online at www.waddell.com

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Waddell & Reed Advisors Funds, call your financial advisor or visit us online at www.waddell.com. Please read the prospectus carefully before investing.

NUR1015A (9-05)

ITEM 2. CODE OF ETHICS

(a)

As of September 30, 2005, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Office and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

	2004	$21,300
	2005	22,800

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

	2004	$1,500
	2005	1,600

	These fees are related to the review of Form N-1A and to the review of merger proxies.

(c)	Tax Fees

	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

	2004	$1,800
	2005	1,900

	These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

	2004	$411
	2005	500

	These fees are related to the review of internal control and the review of additional security-related costs.

(e)	(1)	Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$3,711 and $4,000 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $175,447 and $187,717 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Item 1 Shareholder Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Waddell & Reed Advisors Global Bond Fund, Inc.
(Registrant)

By /s/Kristen A. Richards
Kristen A. Richards, Vice President and Secretary

Date: December 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Henry J. Herrmann
Henry J. Herrmann, President and Principal Executive Officer

Date: December 7, 2005

By /s/Theodore W. Howard
Theodore W. Howard, Treasurer and Principal Financial Officer

Date: December 7, 2005